- --------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                  FORM 8-K (A)




                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (date of earliest event reported) June 3, 1996




                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)




        Delaware                       0-25346                   47-0772104
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                             330 South 108th Avenue
                             Omaha, Nebraska  68154
          (address of principal executive offices, including zip code)



                                 (402) 390-7600
              (Registrant's telephone number, including area code)



- --------------------------------------------------------------------------------

                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                                  FORM 8-K (A)



Transaction Systems Architects, Inc. (TSA or the Company) hereby amends Item 7 of its Form 8-K filed to report an event occurring on June 3, 1996 to include the following:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial statements of businesses acquired

         The following financial statements of TXN Solution Integrators are filed with this report:

                                                                          Page
                                                                          ----

             Auditors' Report                                               4

             Balance Sheets as of September 30, 1995 and March 31, 1996     5

             Statements of Income for the year ended September 30, 1995
              and the six months ended March 31, 1996                       6

             Statements of Partners' Capital for the year ended
              September 30, 1995 and the six months ended March 31, 1996    7

             Statements of Changes in Financial Position for the year
              ended September 30, 1995 and the six months ended
              March 31, 1996                                                8

             Notes to Financial Statements                                  9-11

(b)      Pro forma financial information

         The following unaudited pro forma combined financial statements are filed with this report:

             Pro Forma Combined Balance Sheet as of March 31, 1996          12

             Pro Forma Combined Statement of Operations:

                 Year ended September 30, 1995                              13

                 Six months ended March 31, 1996                            14

                 Notes to Pro Forma Combined Financial Statements           15

         The unaudited pro forma combined statements of operations for the year ended September 30, 1995 and for the six months ended March 31, 1996 give effect to the Company's acquisition of substantially all of the net assets of TXN Solution Integrators ("TXN", and such acquisition, the "TXN acquisition") as if it occurred on October 1, 1994 using the purchase method of accounting. The unaudited pro forma combined balance sheet as of March 31, 1996 gives effect to the TXN acquisition as if it occurred on March 31, 1996. The unaudited pro forma combined financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

         The unaudited pro forma combined financial statements and related notes should be read in conjunction with the historical financial statements and related notes of the Company and TXN.

(c)      Exhibits

         The exhibits filed as part of the Form 8-K(A) are:

             23.01       Consent of Ernst and Young


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 15, 1996



                                        TRANSACTION SYSTEMS ARCHITECTS, INC.
                                        (Registrant)



                                        \s\ Gregory J. Duman
                                        ------------------------------------
                                        Gregory J. Duman
                                        Chief Financial Officer
                                        (Principal Financial Officer)

                                AUDITORS' REPORT


To the Partners of
TXN Solution Integrators

We have audited the balance sheet of TXN Solution Integrators (A Partnership) as at September 30, 1995 and the statements of income, partners' capital and changes in financial position for the year then ended. These financial statements are the responsibility of the Partnership. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Partnership, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Partnership as at September 30, 1995 and the results of its operations and the changes in its financial position for the year then ended in accordance with accounting principles generally accepted in Canada.



                                        Ernst & Young
                                        Chartered Accountants

Thornhill, Canada
October 12, 1995

                            TXN Solution Integrators
                                 (A Partnership)
                                 Balance Sheets
                              (in Canadian Dollars)

                                                           March 31, 1996         September 30, 1995
                                                         ------------------       ------------------
                                                             (unaudited)
                                  ASSETS
Current assets:
   Cash                                                 $         2,124,844      $         1,489,607
   Accounts receivable                                            1,644,386                2,131,870
   Prepaid expenses and other                                       294,547                  148,331
   Due from partners                                              1,552,525                2,078,086
                                                         ------------------       ------------------

      Total current assets                                        5,616,302                5,847,894

Fixed assets, net                                                 1,917,876                2,148,818
                                                         ------------------       ------------------

      Total assets                                      $         7,534,178      $         7,996,712
                                                         ------------------       ------------------
                                                         ------------------       ------------------

                      LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
   Accounts payable                                     $         1,334,676      $         1,731,792
   Accrued liabilities                                              329,918                  797,295
   Due to partners                                                   33,442                  486,102
   Provision for lease termination                                  398,204                  493,204
   Deferred revenue                                                 630,174                  596,285
                                                         ------------------       ------------------

      Total current liabilities                                   2,726,414                4,104,678

Partners' capital                                                 4,807,764                3,892,034
                                                         ------------------       ------------------

      Total liabilities and partners' capital           $         7,534,178      $         7,996,712
                                                         ------------------       ------------------
                                                         ------------------       ------------------

See accompanying notes

                            TXN Solution Integrators
                                 (A Partnership)
                              Statements of Income
                              (in Canadian Dollars)


                                                          Six Months Ended            Year Ended
                                                           March 31, 1996         September 30, 1995
                                                         ------------------       ------------------
                                                             (unaudited)
Revenues:
   Software license fees                                $         1,468,368      $         3,047,823
   Maintenance fees                                               2,462,466                4,906,502
   Services                                                       3,823,475                6,043,485
   Hardware, net                                                     38,554                1,435,511
                                                         ------------------       ------------------
      Total revenues                                              7,792,863               15,433,321
                                                         ------------------       ------------------

Expenses:
   Salaries, wages and employee benefits                          3,768,057                6,553,995
   License fees                                                   1,254,151                3,139,842
   Contractor costs                                                 417,222                1,132,112
   Rent, occupancy and other leasing costs                          379,600                  750,428
   Depreciation and amortization                                    312,518                  591,433
   Office and other operating costs                                 204,171                  675,293
   Travel and entertainment                                         158,554                  307,477
   Education and training                                           113,781                  110,437
   Computer maintenance                                             361,379                  116,758
   Professional fees                                                 10,616                   64,222
                                                         ------------------       ------------------

      Total expenses                                              6,980,049               13,441,997
                                                         ------------------       ------------------

Operating income                                                    812,814                1,991,324

Foreign exchange gain                                                22,195                   19,469
Interest income                                                      82,908                  136,800
Interest expense                                                    (2,187)                 (54,875)
                                                         ------------------       ------------------

      Net income                                        $           915,730      $         2,092,718
                                                         ------------------       ------------------
                                                         ------------------       ------------------

See accompanying notes

                            TXN Solution Integrators
                                 (A Partnership)
                         Statements of Partners' Capital
                              (in Canadian Dollars)

                                                 ACI Canada    Tandem Computers        SJH               MPR
                                                EFTS Limited    Canada Limited    Holdings, Inc.    Holdings, Inc.        Total
                                               --------------  ----------------  ----------------  ----------------  ---------------
Partners capital, October 1, 1994              $     928,314   $      928,314    $      (28,656)   $      (28,656)   $     1,799,316

Reorganization adjustment                                             (57,312)           28,656            28,656                  0

Net income for the year                              696,875        1,395,843                                              2,092,718
                                               --------------  ----------------  ----------------  ----------------  ---------------
Partners capital, September 30, 1995               1,625,189        2,266,845                 0                 0          3,892,034

Net income for the period (unaudited)                304,938          610,792                                                915,730

                                               --------------  ----------------  ----------------  ----------------  ---------------
Partners capital, March 31, 1996 (unaudited)   $   1,930,127   $    2,877,637    $            0    $            0    $     4,807,764
                                               --------------  ----------------  ----------------  ----------------  ---------------
                                               --------------  ----------------  ----------------  ----------------  ---------------

See accompanying notes

                            TXN Solution Integrators
                                 (A Partnership)
                   Statements of Changes in Financial Position
                              (in Canadian Dollars)


                                           Six months ended      Year ended
                                            March 31, 1996    September 30, 1995
                                           -----------------  ------------------
                                              (unaudited)

Operating activities:
  Net income for the period                $        915,730   $       2,092,718
  Add items not involving a current
   outflow of cash
    Depreciation and amortization                   312,518             591,433
    Loss on sale of fixed assets                                            657
                                           -----------------  ------------------
                                                  1,228,248           2,684,808

  Net change in non-cash working capital
   balances related to operations                  (438,534)            954,384
                                           -----------------  ------------------
      Cash provided by operating
       activities                                   789,714           3,639,192
                                           -----------------  ------------------
Investing activities:
  Purchases of fixed assets, net                    (81,576)           (752,272)
  Proceeds from long-term receivable                                    933,817
                                           -----------------  ------------------
      Cash provided by (used in)
       investing activities                         (81,576)            181,545
                                           -----------------  ------------------
Financing activities:
  Advances to partners                              (72,901)         (2,691,914)
                                           -----------------  ------------------
      Cash used in financing activities             (72,901)         (2,691,914)
                                           -----------------  ------------------
Net increase in cash during the period              635,237           1,128,823

Cash, beginning of period                         1,489,607             360,784
                                           -----------------  ------------------
Cash, end of period                        $      2,124,844   $       1,489,607
                                           -----------------  ------------------
                                           -----------------  ------------------

See accompanying notes

                            TXN SOLUTION INTEGRATORS
                                 (A PARTNERSHIP)
                          NOTES TO FINANCIAL STATEMENTS


1.  ORGANIZATION

The Partnership is registered under the laws of the Province of Ontario as ACI Canada EFTS and operates as TXN Solution Integrators. The Partnership distributes and supports computer software, acts as a solution integrator and provides facility management services.

2.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements present the accounts of the Partnership only and consequently do not include all the assets, liabilities, revenues and expenses of the individual partners.

All amounts presented are in Canadian dollars.

There are no significant differences between Canadian generally accepted accounting principles and U.S. generally accepted accounting principles as they relate to the Partnership.

FIXED ASSETS

Fixed assets are recorded at cost. The Partnership provides for depreciation and amortization at rates which are expected to amortize the cost of the fixed assets over their estimated useful lives as follows:

Computer equipment            30% declining balance
Furniture and equipment       20% declining balance
Software                      30% declining balance
Leasehold improvements        Straight-line over remaining term of lease

INCOME TAXES

No provision for income taxes is recorded in the accompanying financial statements as the results of operations of the Partnership are included in the partners' income for income tax purposes.

REVENUE RECOGNITION

Revenue is recognized only on the following basis:

Facilities management         on a monthly basis as earned
Maintenance                   on a monthly basis as earned
Product license fees          when production version of software is shipped or
                                installed
Professional service fees     on a percentage-of-completion basis

3.  FIXED ASSETS

At September 30, 1995, fixed assets consist of the following:

                                                      Accumulated
                                                      depreciation/       Net
                                           Cost       amortization    book value
                                           ----       ------------    ----------

Computer equipment                      $2,888,596     $1,597,029     $1,291,567
Furniture and equipment                    632,047        340,377        291,670
Software                                   268,306        136,449        131,857
Leasehold improvements                     675,872        242,148        433,724
                                        ----------     ----------     ----------

                                        $4,464,821     $2,316,003     $2,148,818
                                        ----------     ----------     ----------
                                        ----------     ----------     ----------


4.  PARTNERSHIP INTERESTS

Each of the partners shares in the profits and losses of the Partnership on the following basis:

Tandem Computers Canada Limited                                  66.7%
ACI Canada EFTS Limited                                          33.3%

Tandem Computers Canada Limited (Tandem) is ultimately owned 100% by Tandem Computers Incorporated. ACI Canada EFTS Limited is 100% owned by Tandem Computers Incorporated.

In April 1995, Tandem purchased SJH Holdings Inc. and MPR Holdings Inc.

The partners' interest is as shown in the statement of partners' capital.

5.  RELATED PARTY TRANSACTIONS

Due from partners as of September 30, 1995:
     Advance to Tandem, bearing interest at the prevailing
       market rates and due on demand                            $1,431,690
     Trade receivable due from Tandem                               646,396
                                                                 ----------

                                                                 $2,078,086
                                                                 ----------
                                                                 ----------

Due to partners as of September 30, 1995:
     Trade payable due to Tandem                                 $  135,285
     Operating loan from Tandem Computers Incorporated,
       bearing interest at 10% per annum, repayable in United
       States dollars and due on demand                             350,817
                                                                 ----------

                                                                 $  486,102
                                                                 ----------
                                                                 ----------

During the year, the Partnership entered into transactions with its partners as follows:

     Revenue from Tandem                                         $2,127,741
     Purchases from Tandem                                       $  947,131
     Interest paid to Tandem Computers Incorporated              $   52,206
     Interest paid to Tandem                                     $    2,010
     Interest received from Tandem                               $   43,982

Effective December 31, 1993, Tandem Computers Incorporated sold its interest in Applied Communications, Inc. (ACI) to Transaction Systems Architects, Inc. with the exception of ACI Canada EFTS Limited which is still owned by Tandem Computers Incorporated.

The distribution agreement between the Partnership and ACI was extended until December 31, 1997.

6.  LEASE COMMITMENTS

The Partnership leases office space and equipment under operating leases. Future minimum payments, by year and in the aggregate, consist of the following as of September 30, 1995:

          1996                                                  $   475,640
          1997                                                      457,660
          1998                                                      382,840
          1999                                                      321,955
          2000                                                      321,955
          Thereafter                                                456,120
                                                                 ----------

                                                                 $2,416,170
                                                                 ----------
                                                                 ----------

7.  CONTINGENCIES

In the ordinary course of business activities, the Partnership may be contingently liable for litigation and claims with customers, suppliers and former employees. Management believes that adequate provisions have been recorded in accounts where required. Although it is not possible to estimate the extent of potential costs and losses, if any, management believes that the ultimate resolution of such contingencies will not have a material adverse effect on the financial position of the Partnership.

                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1996
                    (UNAUDITED, IN THOUSANDS AND U.S. DOLLARS)

                                                             TSA                 TXN               Pro Forma            Pro Forma
                                                          Historical          Historical          Adjustments           Combined
                                                        --------------      ---------------     ---------------      ---------------
                                                                      ASSETS
Current assets:
     Cash and cash equivalents                          $       28,874      $        1,563      $       (1,563)(a)   $       25,358
                                                                                                        (3,516)(c)
     Receivables, net                                           41,096               2,352              (1,143)(a)           42,063
                                                                                                          (243)(b)
     Other                                                       3,766                 217                                    3,983
                                                        --------------      ---------------     ---------------      ---------------
          Total current assets                                  73,736               4,132              (6,464)              71,404
Property and equipment, net                                     10,879               1,330                (296)(a)           11,913
Software, net                                                    5,345                  81                 368 (c)            5,794
Intangible assets, net                                           5,029                                   1,988 (c)            7,017
Installment receivables                                            657                                                          657
Investment and notes receivable                                  7,500                                                        7,500
Other                                                            2,524                                                        2,524
                                                        --------------      ---------------     ---------------      ---------------
          Total assets                                  $      105,670      $        5,543      $       (4,404)      $      106,809
                                                        --------------      ---------------     ---------------      ---------------
                                                        --------------      ---------------     ---------------      ---------------

                                          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt                  $          730      $                   $                    $          730
     Current portion of capital lease obligations                  392                                                          392
     Accounts payable                                            6,000                 159                 (25)(a)            6,038
                                                                                                           (96)(b)
     Accrued employee compensation                               3,515                 285                                    3,800
     Accrued liabilities                                         6,488               1,099                (599)(a)            6,841
                                                                                                          (147)(b)
     Income taxes                                                2,501                                                        2,501
     Deferred revenue                                           18,387                 463                                   18,850
                                                        --------------      ---------------     ---------------      ---------------
          Total current liabilities                             38,013               2,006                (867)              39,152

Long-term debt                                                   1,419                                                        1,419
Capital lease obligations                                          146                                                          146
                                                        --------------      ---------------     ---------------      ---------------
          Total liabilities                                     39,578               2,006                (867)              40,717
                                                        --------------      ---------------     ---------------      ---------------
Stockholders' equity:
     Class A Common Stock                                          112                                                          112
     Class B Common Stock                                           15                                                           15
     Additional paid-in capital                                 93,089                                                       93,089
     Partners' capital                                                               3,537              (3,537)(c)                0
     Accumulated translation adjustments                          (350)                                                        (350)
     Accumulated deficit                                       (26,762)                                                     (26,762)
     Treasury stock, at cost                                       (12)                                                         (12)
                                                        --------------      ---------------     ---------------      ---------------
          Total stockholders' equity                            66,092               3,537              (3,537)              66,092
                                                        --------------      ---------------     ---------------      ---------------
          Total liabilities and stockholders' equity    $      105,670      $        5,543      $       (4,404)      $      106,809
                                                        --------------      ---------------     ---------------      ---------------
                                                        --------------      ---------------     ---------------      ---------------

See notes to pro forma combined financial statements

                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1995
    (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, AND IN U.S. DOLLARS)

                                                             TSA                 TXN               Pro Forma            Pro Forma
                                                          Historical          Historical          Adjustments           Combined
                                                        --------------      ---------------     ---------------      ---------------
Revenues:
     Software license fees                              $       57,758      $        2,219      $       (1,446)(d)   $       58,531
     Maintenance fees                                           29,109               3,573                (741)(d)           31,941
     Services                                                   23,467               4,401                (178)(d)           27,690
     Hardware, net                                               4,554               1,046                 (11)(d)            5,589
                                                        --------------      ---------------     ---------------      --------------
          Total revenues                                       114,888              11,239              (2,376)             123,751
                                                        --------------      ---------------     ---------------      --------------
Expenses:
     Cost of software license fees:
          Software costs                                        12,827               1,472              (1,457)(d)           12,842
          Amortization of purchased software                     3,165                                     123 (e)            3,288
          Purchased contracts in progress                        2,956                                                        2,956
     Cost of maintenance and services                           26,863               6,386                 (66)(f)           32,264

                                                                                                          (919)(d)
     Research and development                                   12,323                                                       12,323
     Selling and marketing                                      29,089               1,148                  (3)(f)           30,234
     General and administrative:
          General and administrative costs                      17,898                 783                  (4)(f)           18,677
          Amortization of goodwill and purchased
            intangibles                                            344                                     228 (g)              572
                                                        --------------      ---------------     ---------------      ---------------
          Total  expenses                                      105,465               9,789              (2,098)             113,156
                                                        --------------      ---------------     ---------------      ---------------
Operating income (loss)                                          9,423               1,450                (278)              10,595
                                                        --------------      ---------------     ---------------      ---------------
Other income (expense):
     Interest income                                             1,075                 100                (190)(h)              985
     Interest expense                                           (1,707)                (40)                                  (1,747)
     Other                                                          12                  15                                       27
                                                        --------------      ---------------     ---------------      ---------------
          Total other                                             (620)                 75                (190)                (735)
                                                        --------------      ---------------     ---------------      ---------------
Income (loss) before income taxes                                8,803               1,525                (468)               9,860
Provision for income taxes                                      (2,253)                                   (423)(i)           (2,676)
                                                        --------------      ---------------     ---------------      ---------------
          Income (loss) before extraordinary loss                6,550               1,525                (891)               7,184

Extraordinary loss                                              (2,750)                                                      (2,750)
                                                        --------------      ---------------     ---------------      ---------------
          Net income (loss)                             $        3,800      $        1,525      $         (891)      $        4,434
                                                        --------------      ---------------     ---------------      ---------------
                                                        --------------      ---------------     ---------------      ---------------
Net income (loss) per common and equivalent share:
     Before extraordinary loss                          $         0.29                                               $         0.31
     Extraordinary loss                                          (0.12)                                                       (0.12)
                                                        --------------                                               ---------------
     Net income                                         $         0.17                                               $         0.19
                                                        --------------                                               ---------------
                                                        --------------                                               ---------------
Weighted average shares outstanding                             22,871                                                       22,871
                                                        --------------                                               ---------------
                                                        --------------                                               ---------------

See notes to pro forma combined financial statements

                      TRANSACTION SYSTEMS ARCHITECTS, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MARCH 31, 1996
    (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, AND IN U.S. DOLLARS)


                                                             TSA                 TXN               Pro Forma            Pro Forma
                                                          Historical          Historical          Adjustments           Combined
                                                        --------------      ---------------     ---------------      ---------------
Revenues:
     Software license fees                              $       35,761      $        1,080      $         (708)(d)   $       36,133
     Maintenance fees                                           16,764               1,812                (392)(d)           18,184
     Services                                                   15,735               2,813                 (99)(d)           18,449
     Hardware, net                                               2,302                  28                  (4)(d)            2,326
                                                        --------------      ---------------     ---------------      ---------------
           Total revenues                                       70,562               5,733              (1,203)              75,092
                                                        --------------      ---------------     ---------------      ---------------
Expenses:
     Cost of software license fees:
        Software costs                                           8,431                 708                (712)(d)            8,427
        Amortization of purchased software                       1,573                                      61 (e)            1,634
     Cost of maintenance and services                           17,087               3,516                 (46)(f)           20,066

                                                                                                          (491)(d)
     Research and development                                    7,377                                                        7,377
     Selling and marketing                                      15,659                 483                  (2)(f)           16,140
     General and administrative:
        General and administrative costs                        11,374                 428                  (3)(f)           11,799
        Amortization of goodwill and purchased
          intangibles                                              295                                     114 (g)              409
                                                        --------------      ---------------     ---------------      ---------------
           Total  expenses                                      61,796               5,135              (1,079)              65,852
                                                        --------------      ---------------     ---------------      ---------------
Operating income (loss)                                          8,766                 598                (124)               9,240
                                                        --------------      ---------------     ---------------      ---------------
Other income (expense):
     Interest income                                             1,136                  61                 (95)(h)            1,102
     Interest expense                                             (106)                 (2)                                    (108)
     Other                                                         (81)                 17                                      (64)
                                                        --------------      ---------------     ---------------      ---------------
           Total other                                             949                  76                 (95)                 930
                                                        --------------      ---------------     ---------------      ---------------
Income (loss) before income taxes                                9,715                 674                (219)              10,170
Provision for income taxes                                      (3,836)                                   (182)(i)           (4,018)
                                                        --------------      ---------------     ---------------      ---------------
           Net income (loss)                            $        5,879      $          674      $         (401)      $        6,152
                                                        --------------      ---------------     ---------------      ---------------
                                                        --------------      ---------------     ---------------      ---------------
Net income per common and equivalent share              $         0.22                                               $         0.23
                                                        --------------                                               ---------------
                                                        --------------                                               ---------------
Weighted average shares outstanding                             26,586                                                       26,586
                                                        --------------                                               ---------------
                                                        --------------                                               ---------------

See notes to combined pro forma financial statements

                      Transaction Systems Architects, Inc.
                Notes to Pro Forma Combined Financial Statements


Note 1. On June 7, 1996, the Company's Board of Directors authorized a two-for-one stock split effected in the form of a 100% stock dividend to be distributed on July 1, 1996 to shareholders of record on June 17, 1996. Stockholders' equity has been restated to give retroactive recognition to the stock split by reclassifying from additional paid-in capital to common stock the par value of the additional shares arising from the split. In addition, all references in the financial statements to number of shares and per share amounts have been restated.

Note 2. The unaudited pro forma combined balance sheet reflects the following adjustments:

     (a) Adjustment to eliminate the TXN assets and liabilities retained by Tandem Computers Incorporated.
     (b) Adjustment to eliminate the accounts receivable and accounts payable existing between TSA and TXN.
     (c) Adjustment to record the payment of the purchase price and the excess purchase price over net assets acquired.

Note 3. The unaudited pro forma combined statements of operations reflect the following adjustments:

     (d)  Adjustment to eliminate royalties paid by TXN to TSA.
     (e)  Adjustment to reflect additional amortization of purchased software.
     (f) Adjustment to reflect reduction in depreciation expense related to assets not acquired by TSA.
     (g)  Adjustment to reflect amortization of goodwill.
     (h) Adjustment to eliminate interest earned on cash used to pay purchase price.
     (i) Adjustment to increase provision for income taxes arising from inclusion of the results of TXN's operations.


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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION                              PAGE
- -----------                        -----------                              ----
23.01                       Consent of Ernst & Young                          17


                                       16